THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Exhibit 10.6

LICENSE ROYALTY ADJUSTMENT AGREEMENT

This License Royalty Adjustment Agreement (“Agreement”) is made on this 5th day of January, 2016, by and between THE BOARD OF REGENTS (“Board”) of THE UNIVERSITY OF TEXAS SYSTEM (“System”), an agency of the State of Texas, whose address is 201 West 7th Street, Austin, Texas 78701, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER (“UTMDACC”), a member institution of SYSTEM, and IMMATICS US, INC., a Delaware corporation having a principal place of business located at 700 Milam Street, Suite 1300, Houston, Texas 77002 USA (“Licensee”).

BACKGROUND

1.	Licensee has entered into the following agreements with Board and/or UTMDACC (each, a “License Agreement”):

a.

That certain Sublicense Agreement between Licensee and UTMDACC dated August 14, 2015, providing for a royalty-bearing, exclusive sublicense under certain patent rights relating to UTMDACC/FHCRC Technology Reference No. MDA [***] (the “August 2015 Sublicense”);

b.

That certain License Agreement between Licensee and Board, on behalf of UTMDACC, dated August 14, 2015, providing for a royalty-bearing, co-exclusive license under certain patent and technology rights relating to MDA Invention Disclosure Report (IDR) No. MDA [***];

c.

That certain Sublicense Agreement between Licensee and UTMDACC dated January 5, 2016, providing for a royalty-bearing, exclusive sublicense under certain patent rights relating to UTMDACC/FHCRC Technology Reference No. MDA [***]; and

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

d.

That certain License Agreement between Licensee and Board, on behalf of UTMDACC, dated January 5, 2016, providing for a royalty-bearing, non-exclusive co-license under certain patent and technology rights relating to MDA Invention Disclosure Report (IDR) Nos. MDA[***], MDA[***], MDA[***] and MDA[***].

2.

The parties recognize that products commercialized by Licensee pursuant to the License Agreements may require the payment of royalties under two or more License Agreements, and that the payment of multiple royalties may make it economically unfeasible for Licensee to commercialize such products.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein contained, the parties agree as follows:

1.	As used herein:

a.	“Applicable License Agreement” means, with respect to the Sale of a Royalty-Bearing Product, each License Agreement under which a royalty is due to UTMDACC in connection with such Sale.

b.	“Net Sales” has the meaning set forth in the License Agreements.

c.

“Royalty-Bearing Product” means a product Sold by Licensee or its Affiliates (as defined in the License Agreements) or sublicensees for which a royalty payment is due to UTMDACC under one or more License Agreements.

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

d.	“Sale” and “Sold” with respect to the disposition of a Royalty-Bearing Product under any License Agreement shall have the applicable meaning set forth in the respective License Agreement.

2.

In no event will the total aggregate royalty payments due to UTMDACC under the Applicable License Agreement(s) on any Sale of any Royalty-Bearing Product exceed [***] of Net Sales (the “Royalty Cap”). Accordingly, if the total aggregate royalties due to UTMDACC under the Applicable License Agreement(s) in connection with such Sale would exceed the Royalty Cap, then the royalties payable to UTMDACC under each Applicable License Agreement shall [***] so that such total aggregate royalties to UTMDACC [***] the Royalty Cap.

3.

With respect to the August 2015 Sublicense, the parties hereby confirm their understanding that “royalties”, as used in subclause (a) of Section 2.12 of the August 2015 Sublicense, means all payments made to Licensee by a sublicensee under the applicable sublicense agreement in connection with the Sale of a Licensed Product (as defined in the August 2015 Sublicense), including, without limitation, profit-sharing payments (provided that Licensee pays to UTMDACC its running royalty pursuant to Section 4.1(d) of the August 2015 Sublicense for Sales of Licensed Product made pursuant to such sublicense agreement), but excludes milestone payments based on Sales of Licensed Product.

4.	Except as expressly set forth herein, all terms and conditions of the License Agreements remain in full force and effect.

5.

This Agreement may be executed in one (1) or more counterparts, by original, facsimile or PDF signature, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Agreement transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as physical delivery of the paper document bearing original signature. In the event signatures are exchanged by facsimile and/or in “.pdf” format, each party shall thereafter promptly provide an original signature page to the other party.

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized representatives to execute this Agreement.

BOARD OF REGENTS OF THE UNIVERSITY OF TEXAS SYSTEM, on behalf of THE UNIVERSITY OF TEXAS M. D. ANDERSON CANCER CENTER

By	/s/ Dan Fontaine

Printed Name:	Dan Fontaine

Title:	Executive VP, Administration

Date:	1/8/16

Approved as to Content:

By	/s/ Ferran Prat
Ferran Prat, J.D., Ph.D. Vice President, Strategic Industry Ventures M.D. Anderson Cancer Center
Date:	1/4/16

IMMATICS US, INC.

By	/s/ Rainer Kramer

Printed Name:	Kramer

Title:	CBO
Date:	Jan 4, 2016